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                              TALWARE NETWORX INC.

                               TALFINDER LICENSE

                                   AGREEMENT

                                    BETWEEN

      TALWARE NETWORX INC., a corporation duly incorporated pursuant to the laws of the Province of Alberta; ("Licensor")

                                       AND

      KOSTUCH PUBLICATIONS LTD. a corporation duly incorporated pursuant to the laws of Canada ("Licensee")

      (Collectively referred to as the "Parties")


WHEREAS the Licensor has developed a web-based application, which provides the functionality of a career portal or job board ("Job Board") and which allows employers to electronically match optimal candidates and job opportunities. In connection with the operation of such Job Board, the Licensor has established and developed software, websites, templates for the creation of candidate profiles and employer job opportunities, business methods, documentation, trademarks and other intellectual property and confidential information, all of which are herein defined as ("TalFinder" or the "Software"), and which performs substantially the functionality exemplified at www.talwarenetworx.com/talfinder.

WHEREAS the Licensor is the owner of all rights in and to TalFinder throughout the world, together with all goodwill connected therewith.

WHEREAS the Licensor offers to the Licensee the right to utilize TalFinder for the purposes of creating a Job Board for the Hospitality and Food Services sectors ("the Sector") in the Canadian and United States markets ("the Region"). Such rights will be subject to the terms and conditions contained herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants contained herein, and other considerations, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1)    RESPONSIBILITIES OF THE LICENSOR

      a) On an ongoing basis, the Licensor shall provide to the Licensee access to TalFinder to enable the Licensee to operate the Job Board in the Region for the Sector.

      b) Access to any and all upgrades, modifications or interim maintenance release versions of TalFinder. Any such upgrades, modifications or interim maintenance release versions of TalFinder, to which the Licensee is provided access, shall be subject to the terms, conditions and obligations of this Agreement.

      c) Provide the Licensee with all user and instruction manuals developed by the Licensor for the TalFinder application.

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      d)    Provide  hosting  facilities  for the  Job  Board,  with a tier  one hosting facility. A tier one hosting facility would include AT&T and WorldCom.

      e) For the first six months from the date that a Job Board is available to candidates to create profiles, the Licensor will provide all online help and customer service requirements.

      f) The Licensor will provide and implement all initial design elements required to adapt TalFinder to reflect the Licensee's brand and to incorporate the name and positioning of the Job Board.

      g) Licensor will provide Licensee with such training on the operation of TalFinder as Licensee may reasonably require.

      h) Licensor will assist Licensee in the development of sales kits and user training materials.

      i) Licensor will be responsible for ensuring that the Job Board is registered and or posted on relevant Internet directories, search engines, and similar Internet marketing opportunities.

      j) Licensor will assist Licensee in direct sales and presentations to potential employer users.

      k)    Licensor   will  assist   Licensee  in   developing   alliances  and
            partnerships with industry specific associations, universities, colleges and such other organizations as Licensee may determine.

2)    RESPONSIBILITIES OF THE LICENSEE

      a) The Licensee will actively promote the Job Board in all their publications in the Sector.

      b)    After the initial period as outlined in 1E) above, the Licensee will
            be   responsible   for  all   customer   service   and  online  help
            requirements.

      c) Editorial content that the Licensee wishes to include in the Job Board will be provided by the Licensee.

      d) Licensee will pay to Licensor the License Fees as outlined in Schedule A, attached.

3)    EXCLUSIVITY

      a) Provided Licensee is in compliance with all the terms and conditions of this Agreement, Licensee will have the exclusive right to operate a Job Board using TalFinder for the Sector in the Region. In that regard, Talware will not license TalFinder to any entity that competes with the Licensee in the Sector in the Region, in providing Job Board services.

      b) Nothing contained in 3A) above will preclude the Licensor from providing its services to business entities in the Sector that wish to use the technologies inherent in TalFinder to enhance the career sections of their websites related to their own operations. In the event that the Licensee introduces the Licensor to a business entity and as a result of such introduction, the Licensor enters into a licensee agreement or sale agreement with such business entity, the Licensee will receive a referral fee as outlined in schedule B attached.

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4)    INFORMATION AND DATA

      a) All URL's, Job Board names, brand names, copyright, trademarks and other intellectual property used by the Licensee in the operation of TalFinder are and will remain the exclusive property of the Licensee. Licensee will retain all rights, title and interest to such URL's, names and property.

      b) All information and data making up the role or job templates within TalFinder is the exclusive property of the Licensor and will not be reproduced or otherwise modified other than as required for the normal operations of TalFinder as contemplated under this agreement.

      c) All data entered into TalFinder by candidates, employers or other users of TalFinder will be the exclusive property of the Licensee and will not be reproduced or used by the Licensor for any purposes other than as envisaged for the normal operation of TalFinder.

5)    UPGRADES/INTERIM MAINTENANCE RELEASES

      The Licensor shall provide to the Licensee at no further cost, access to any and all upgrades, modifications or interim maintenance release versions of TalFinder. Any such upgrades, modifications or interim maintenance release versions of TalFinder, to which the Licensee is provided access, shall be subject to the terms, conditions and obligations of this Agreement.

6)    CONFIDENTIALITY

a) The Licensor and its representatives shall keep confidential all information provided to the Licensor by the Licensee or to which the Licensor becomes aware through or as a result of the operation of TalFinder and shall not disclose same to any person unless otherwise required by law or as required by a court of competent jurisdiction.

b) The Licensee and its representatives shall keep confidential all information provided to the Licensee by the Licensor or to which the Licensee becomes aware through or as a result of the operation of TalFinder and shall not disclose same to any person unless otherwise required by law or as required by a court of competent jurisdiction.

7)    TERM OF THE AGREEMENT AND TERMINATION

      a) The initial term of the Agreement will be 12 months from the date of this Agreement (the Anniversary Date) and will automatically renew on each Anniversary Date for a further 12-month period on the same terms and conditions.

      b) After the initial term of the Agreement, either party may terminate the Agreement by giving six months notice in writing to the other party, of such termination.

8)    ESCROW OF TALFINDER

      a) The Licensor will provide a copy of TalFinder to be held in escrow ("the Escrowed TalFinder"), by the Licensee's external legal counsel, only to be used and subject to the conditions as provided in the Agreement, in the event that the Licensor is adjudged a bankrupt under the Bankruptcy and Insolvency Act (Canada).

      b) The Escrowed TalFinder will only be used for the operation of the Job Board and will not be made available to any other party for any purpose.

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9)    SEVERABILITY

      All sections, terms and provisions of this Agreement are severable and the unenforceability or invalidity of any of these parts of this Agreement shall not affect the validity or enforceability of any other part of this Agreement. If any court of competent jurisdiction determines that any provision in this Agreement is invalid or unenforceable, it is the intention of the parties that the court either partially enforces such provision to the extent enforceable or modifies such provision so as to render it valid or enforceable.

10)    INDEPENDENT CONTRACTORS

      The Licensor and the Licensee are independent contractors, each being in full control of its own business. This Agreement does not establish a joint venture or partnership between the Licensor and Licensee. Neither party is the agent of the other and neither has the authority to bind the other in respect of any third party. The Licensee will under no circumstances hold itself out to be a partner, employee, franchisee, legal representative, servant or agent of the Licensor.

11)    NOTICES

      All required notices, or notices which may be provided in accordance with this Agreement, shall be in writing and shall be duly provided for if the notice is remitted to its addresees by courier, registered mail or facsimile, to the address below:

            In the case of the Licensor:

            Talware Networx Inc.
            123 Commerce Valley Drive East
            Suite 301 Thornhill, Ontario L3T 7W8

            CANADA

            Attention: Alan Rootenberg
            Fax: 905 731 5036


            In the case of the Licensee:

            Kostuch Publications Ltd.
            23 Lesmill Road

            Suite 101 Don Mills, Ontario M3B 3P6

            Attention: John Hanson
            Fax: 416 447 5333

12)   ASSIGNMENT

      This Agreement shall enure to the benefit of and be binding upon the successors and permitted assigns of the Parties. Neither party shall assign or transfer this Agreement in whole or in part without the prior written consent of the other party, except that with written notice to Licensee, Licensor shall have the right to assign or transfer this Agreement to a company which Licensor controls, is controlled by, or is under the common control with.

13)   FORCE MAJEURE

      Neither Party shall be liable for any delay or failure in the performance of any part of this Agreement if such delay or failure arises from any cause beyond the Party's reasonable control, including, but

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      not limited to; fires, strikes, insurrections, riots, embargoes, shortages in supplies, delays in transportation, or requirements of any governmental authority. The obligations under this Agreement shall be suspended to the extent made necessary by such event of force majeure, provided that the Party whose performance fails or is delayed shall give immediate notice to the other Party of the event of force majeure and provided that the disabling effect of such event of force majeure shall be eliminated as soon as reasonably possible.

14)   INDEMNIFICATION

      Each Party hereby indemnifies and holds harmless the other Party, its partners, directors, officers, employees, agents and assignees from and against any liability for any claims arising out of the performance or non-performance by the indemnifying Party of its duties or the exercise of its rights pursuant to this Agreement. This indemnity shall continue in effect notwithstanding the expiry or termination of this Agreement.

15)   GOVERNING LAW

      This Agreement shall be interpreted under and governed by the laws of the Province of Ontario and the applicable federal laws of Canada, without reference to any conflicts of laws principles. The parties hereby attorn to the non-exclusive jurisdiction of the Ontario Courts.

16)   LIMITATION OF LIABILITY

      LIMITATION OF REMEDIES AND DAMAGES. IN NO EVENT WILL LICENSOR, ITS SUBSIDIARIES OR ANY OF THE LICENSORS, DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES OF ANY OF THE FOREGOING BE LIABLE TO LICENSEE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE), WHETHER FORESEEABLE OR UNFORESEEABLE, OR FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, REGARDLESS OF THE BASIS OF THE CLAIM AND EVEN IF LICENSOR OR LICENSOR'S REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. LICENSOR'S CUMULATIVE LIABILITY FOR DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL BE LIMITED TO NO GREATER THAN THE AMOUNT OF MONEY PAID TO LICENSOR FOR THE SOFTWARE THAT CAUSED THE DAMAGES. NO ACTION MAY BE BROUGHT AGAINST LICENSOR LATER THAN ONE YEAR FROM THE TERMINATION OF THIS AGREEMENT

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This Agreement made as of this 21st day of April  2003


Signed:

TALWARE NETWORX INC.                KOSTUCH PUBLICATIONS LTD.

/s/                                 /s/
-------------------                 -------------------

-------------------                 -------------------
TITLE                               TITLE

----------------                    ----------------
DATE                                DATE

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SCHEDULE A

                        IMPLEMENTATION AND LICENSE FEES

      a) The Licensee will pay the Licensor a one time Implementation fee equal to $4,000.00 (four thousand dollars).

      b) The Licensee will pay the Licensor a License Fee equal to 15% (fifteen percent) of the monthly gross sales revenues generated by the Licensee from the operation of the Job Board using TalFinder.

      c) License Fees will be calculated on a monthly basis and paid to the Licensor 30 days after the end of the month.

      d) The Implementation Fee is payable 10 days from the date of this agreement.

      e) The License Fees will be payable from the date that TalFinder is available to allow candidates to create candidate profiles on the Job Board.

                                TRAVEL EXPENSES

In the event that the Licensor incurs travel expenses as a result of its efforts as contemplated in sections 1J) and 1K) of this agreement, the Licensee will reimburse the Licensor for such expenses as have been pre-approved by the Licensee. Travel expenses are defined as airline ticket, car rental, taxi and accommodation costs.

                                     PRICING

All pricing arrangements including promotional pricing will be determined by the Licensee.

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SCHEDULE B

                             LICENSEE REFERRAL FEES

      In the event that the Licensee introduces the Licensor to a business entity and as a result of such introduction, the Licensor enters into a licensee agreement or sale agreement with such business entity for any of the applications or products marketed by the Licensor, the Licensee will receive a referral fee as follows:

      a) A referral fee equal to 20% (twenty percent) of the first year's revenues generated by the Licensor from such license agreement or sale agreement.

      b) A referral fee equal to 15% (fifteen percent) of the second year's revenues generated by the Licensor from such license agreement or sale agreement.

      c) A referral fee equal to 10% (fifteen percent) of the third and subsequent year's revenues generated by the Licensor from such license agreement or sale agreement.

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